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                                                                    EXHIBIT 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
          (Adopted Under Section 906 of the Sarbanes-Oxley Act of 2002)

The undersigned officers, Gary A. Shiffman and Jeffrey P. Jorissen, hereby certify that, to their knowledge: (a) this Annual Report on Form 10-K of Sun Communities, Inc., for the year ended December 31, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and (b) the information contained in this Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the issuer.



         /s/ Gary A. Shiffman                            Dated: March 31, 2003
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Gary A. Shiffman, Chief Executive Officer


         /s/ Jeffrey P. Jorissen                         Dated: March 31, 2003
--------------------------------------------
Jeffrey P. Jorissen, Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to Sun Communities, Inc. and will be retained by Sun Communities, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.